SEGALL BRYANT & HAMILL EMERGING MARKETS FUND Retail Class: SBHEX; Institutional Class: SBEMX
Summary Prospectus	April 30, 2026 as supplemented October 5, 2026

Before you invest, you may want to review the Segall Bryant & Hamill Emerging Markets Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://cisbh.com/funds/literature. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus dated April 30, 2026, as supplemented October 5, 2026, and the Fund’s statement of additional information dated April 30, 2026, along with the Fund’s most recent annual report dated December 31, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Segall Bryant & Hamill Emerging Markets Fund (the “SBH Emerging Markets Fund” or “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	1.20%	0.78%
Shareholder service fee(2)	0.25%	0.10%
All other expenses	0.95%	0.68%
Total Annual Fund Operating Expenses	1.95%	1.53%
Fee Waivers and/or Expense Reimbursements(3)	(0.96)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	0.99%	0.84%

(1)

Effective June 30, 2026, Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (“SBH” or the “Adviser”), the Fund’s investment adviser, has agreed to contractually reduce its management fee of 0.90% for all share classes of the Fund so that the management fee for all share classes of the Fund is 0.75%.

(2)

The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Actual Shareholder Service Fees for the fiscal year ended December 31, 2025 were 0.22% and 0.06% for the Retail Class and Institutional Class, respectively. Refer to the “Shareholder Service Fee” section in the prospectus.

(3)

The Adviser has contractually agreed until at least April 30, 2028, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$420	$868	$2,114
Institutional Class	$86	$344	$699	$1,702

Your expenses would be the same if you did not redeem your shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 88% of the average value of its portfolio.

Principal Investment Strategies of the Fund

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Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies tied economically to emerging markets countries. The Fund’s Adviser considers emerging markets countries to be those countries included in the MSCI Emerging Markets Index, which, as of February 28, 2026, consisted of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. If the countries composing the MSCI Emerging Markets Index change, the Fund’s Adviser will similarly adjust its criteria to reflect any such change. The Fund’s Adviser considers a company to be tied economically to a particular country if: (i) it is organized under the laws of that country or maintains its principal offices or headquarters in that country; (ii) its securities are principally traded in that country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, or has at least 50% of its assets in that country. The Fund will allocate its assets among various regions and countries. The Fund may invest in companies of any size market capitalization.

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The Fund may purchase equity securities on exchanges where companies are located, and on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities.

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The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market.

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The Fund’s Adviser uses proprietary quantitative models to evaluate and select countries and securities for the Fund’s portfolio. The Fund’s Adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

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Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND

Principal Risks of Investing in the Fund

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

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Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, tariffs and other similar economic arrangements, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

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Issuer Risk: The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s security may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

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Country Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single country or a small number of countries. Focusing investments in a small number of countries may make the Fund more susceptible to currency fluctuations and adverse economic, business, regulatory or other developments affecting that country or group of countries. If an economic downturn occurs in a country in which the Fund’s investments are focused, the Fund may perform poorly during that period.

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Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

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Emerging Market Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

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China Risk: Investments in Chinese issuers subject the Fund to risks specific to the China region. Political, social or economic disruptions in China and surrounding countries, even in countries in which the Fund is not invested, may adversely affect security values in China and thus the Fund’s investments. At times, religious, cultural and military disputes within and outside China have caused volatility in the China securities markets and such disputes could adversely affect the value and liquidity of the Fund’s investments. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. Each of these risks could increase the Fund’s volatility.

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Foreign Securities Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements, and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND

investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.

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Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.
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Quantitative Modeling Risk: Quantitative models, including stock and country selection ranking models, use mathematical and statistical techniques to identify investment opportunities and may not yield the desired goals. The accuracy of the quantitative model depends on the quality and reliability of the data used for analysis.

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Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

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ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. ADRs and GDRs may not trade at parity with the associated underlying security.

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Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill Emerging Markets Fund, a series portfolio of Investment Managers Series Trust, on December 9, 2019, (the “Emerging Markets Predecessor Fund”). The Emerging Markets Predecessor Fund was also advised by CI SBH Asset Management. On October 30, 2015, the Emerging Markets Predecessor Fund acquired the assets and liabilities of the Philadelphia Emerging Markets Fund (the “Philadelphia Predecessor Fund”) (together, with the Emerging Markets Predecessor Fund, the “Predecessor Funds”).

For periods from October 31, 2015, to December 9, 2019, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the Emerging Markets Predecessor Fund.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund performance from year to year, and by showing how the Fund’s average annual returns for one-, five-, and ten-years (including performance of the Predecessor Funds, as described above), compare with those of the MSCI Emerging Markets Investable

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND

Market Index, a broad-based securities market index, and the MSCI Emerging Markets Index, an index more representative of the Fund’s investment universe. Effective October 5, 2026, the Fund changed its broad-based securities market index from the MSCI ACWI ex-USA Investable Market Index to the MSCI Emerging Markets Investable Market Index.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on https://cisbh.com/funds or call toll-free (800) 392-2673.

SBH Emerging Markets Fund
Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2020 16.82%	Lowest Quarterly Return: 3/31/2020 (26.12)%

Average Annual Total Returns (for the Periods Ended December 31, 2025)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

SBH Emerging Markets Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	35.15%	10.45%	10.42%
Return After Taxes on Distributions	34.42%	9.43%	9.49%
Return After Taxes on Distributions and Sale of Fund Shares	21.55%	8.16%	8.37%
Retail Class
Return Before Taxes	34.90%	10.26%	10.20%
MSCI Emerging Markets Index* (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%
MSCI Emerging Markets Investable Market Index** (reflects no deduction for fees, expenses or taxes)	31.38%	4.66%	8.37%
MSCI ACWI ex-USA Investable Market Index**,*** (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.37%

*	Additional Index.
**	Broad-Based Securities Market Index.
***

The MSCI Emerging Markets Investable Markets Index is replacing the MSCI ACWI ex-USA Investable Market Index as the Fund’s broad-based securities market index. The Adviser recommended the change to the Board because the MSCI Emerging Markets Investable Markets Index is more representative of the Fund’s investment universe.

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management)

Portfolio Managers

Names of Portfolio Managers and Titles	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Director of Quantitative International Strategies – CI SBH Asset Management Portfolio Manager of the Fund	December 9, 2019*
Nicholas C. Fedako, CFA Senior Portfolio Manager – CI SBH Asset Management Portfolio Manager of the Fund	December 9, 2019*

*	The Fund’s inception date is December 9, 2019; however Mr. Decatur and Mr. Fedako began managing the Philadelphia Predecessor Fund on June 30, 2011.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at https://cisbh.com/funds, by telephone at (800) 392-2673, by regular mail at SBH Funds, P.O. Box 46707, Cincinnati, OH 45246, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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